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                                                                  EXECUTION COPY

               AGREEMENT TO TERMINATE THE COLLABORATION AGREEMENT

         This AGREEMENT TO TERMINATION THE COLLABORATION AGREEMENT (this "Agreement"), effective December 31, 1999 (the "Effective Date") is made by and among ABGENIX, INC., a Delaware corporation ("ABX") and JT AMERICA Inc., a New York corporation ("JTA") and XENOTECH L.P., a California limited partnership ("XT"), with reference to the following facts and circumstances. ABX, JTA and XT may be referred to herein each individually as a "Party" and jointly as the "Parties."

                                    RECITALS

         A. WHEREAS, Cell Genesys, Inc. ("CGI"), the predecessor company of ABX, and JT Immunotech USA, Inc. ("Immunotech"), a wholly-owned subsidiary of JTA (which is itself a wholly-owned subsidiary of Japan Tobacco Inc. ("JTI")), formed XT in 1991 to develop genetically modified strains of mice which can produce fully human monoclonal antibodies ("XenoMouse Animals"), and to commercialize products generated therefrom;

         B. WHEREAS, CGI, Immunotech and XT entered into that certain Collaboration Agreement effective June 12, 1991, as amended (the "Collaboration Agreement"), pursuant to which those parties conducted a sponsored research project for the development of transgenic animals capable of producing human monoclonal antibodies;

         C. WHEREAS, CGI, Immunotech and XT entered into that certain Field License effective June 12, 1991, as amended (the "Prior Field License") to govern those parties' rights with respect to the use of technology created pursuant to or practiced in the context of the Collaboration Agreement ("Project Technology") in the Field (as defined below);

         D. WHEREAS, CGI, Immunotech and XT entered into that certain Expanded Field License effective June 12, 1991, as amended (the "Expanded Field License") to govern those parties' rights with respect to the use of Project Technology in the Expanded Field (as defined in the Expanded Field License);

         E. WHEREAS, CGI assigned to ABX (its wholly-owned subsidiary at such time), its interest in XT and in the Collaboration Agreement, the Prior Field License and the Expanded Field License and in 1997, Immunotech merged into JTA and its interest in XT and in the Collaboration Agreement, the Prior Field License and the Expanded Field License was assigned to JTA by operation of law;

         F. WHEREAS, XT, JTA and ABX have amended and restated the terms of the Prior Field License pursuant to the terms of that certain Amended and Restated Field License entered into between XT, JTA and ABX of even date herewith (the "Amended and Restated Field License") and have further amended the Expanded Field License pursuant to that certain Amendment to the Expanded Field License of even date therewith;

         G. WHEREAS, the Parties desire to terminate the Collaboration Agreement pursuant to the terms and conditions set forth in this Agreement;


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         NOW THEREFORE, for and in consideration of the covenants, conditions, and undertakings hereinafter set forth, the Parties agree as follows:

1.       DEFINITIONS

         For purposes of this Agreement, capitalized terms set forth in this Agreement and not otherwise defined herein shall have the meaning set forth in the Amended and Restated Field License.

         1.1 "OPTION AGREEMENT" means that certain Multi-Antigen Research License and Option Agreement by and between JTI and ABX effective December 31, 1999.

2.       EARLY TERMINATION OF THE COLLABORATION AGREEMENT

         2.1 The Parties hereby agree to terminate the Collaboration Agreement effective as of the Effective Date. Notwithstanding Section 10.6(b) of the Collaboration Agreement, only the following Sections and Articles shall survive such termination: Sections 6.1, 6.2 (solely with respect to patent applications that have been filed prior to the Effective Date), 6.3 (solely with respect to patents for which a Party has exercised its rights with respect to abandoned patent applications or patents during the term of the Collaboration Agreement), 6.4, 10.6(a), 10.7, 11.3 (as to activities conducted during the term of the Collaboration Agreement), 11.4, 11.7, 11.8, and 11.10, 11.11 and 11.13. Except as expressly provided in this Section 2.1, no other provisions of the Collaboration Agreement shall survive termination thereof; except that the confidentiality obligations of Article 8 shall be superseded by and survive as provided in Article 6 of the Option Agreement.

3.       INDEMNIFICATION

         3.1 BY JTA. Subject to ABX's compliance with Section 3.3, JTA agrees to indemnify, defend and hold ABX and its Affiliates and their directors, officers, employees, and agents harmless from and against any losses, claims, damages, liabilities, or actions resulting directly from any Third Party claims (collectively, "Liabilities") arising from the breach of any representations, warranties, covenants or other obligations of JTA under this Agreement, except to the extent that such Liabilities arise from ABX's breach of any of its representations, warranties, covenants or other obligations under this Agreement.

         3.2 BY ABX. Subject to JTA's compliance with Section 3.3, ABX agrees to indemnify, defend and hold JTA and its Affiliates and their directors, officers, employees, and agents harmless from and against any Liabilities arising from the breach of any representations, warranties, covenants or other obligations of ABX under this Agreement, except to the extent that such Liabilities arise from JTA's breach of any of its representations, warranties, covenants or other obligations under this Agreement.

         3.3 INDEMNIFICATION PROCEDURES. If a Party (the "Indemnitee") intends to claim indemnification under this Article 3, it shall promptly notify the indemnifying Party (the "Indemnitor") in writing of any Liability in respect of which the Indemnitee or its directors,


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officers, employees or agents intend to claim such indemnification, and the
Indemnitor shall have the right to participate in, and, to the extent the Indemnitor so desires, to assume the defense thereof with counsel mutually satisfactory to the Parties. The indemnity obligation of this Article 3 shall not apply to amounts paid in settlement of any loss, claim, damage, liability or action if such settlement is effected without the consent of the Indemnitor, which consent shall not be withheld or delayed unreasonably. The failure to deliver written notice to the Indemnitor within a reasonable time after the commencement of any such action shall not relieve such Indemnitor of any liability to the Indemnitee under this Article 3, except to the extent that such failure is prejudicial to its ability to defend such action. The Party claiming indemnification under this Article 3 and its directors, officers, employees and agents, shall cooperate fully with the Indemnitor and its legal representatives in the investigation of any action, claim or liability covered by this Article 3.

4.       REPRESENTATIONS, WARRANTIES AND COVENANTS

         4.1 REPRESENTATIONS AND WARRANTIES OF ABX. ABX represents and warrants to JTA that (i) it has the full right and authority to enter into this Agreement; (ii) it has taken all necessary action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder; (iii) to the knowledge of ABX as of the Effective Date, there are no existing or threatened actions, suits or claims pending with respect to the subject matter hereof or the right of ABX to enter into and perform its obligations under this Agreement; and (iv) it has not entered and during the term of this Agreement will not enter any other agreement inconsistent or in conflict with this Agreement.

         4.2 REPRESENTATIONS AND WARRANTIES OF JTA. JTA represents and warrants to ABX that (i) it has the full right and authority to enter into this Agreement; (ii) it has taken all necessary action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder; (iii) to the knowledge of JTA as of the Effective Date, there are no existing or threatened actions, suits or claims pending with respect to the subject matter hereof or the right of JTA to enter into and perform its obligations under this Agreement; and (iv) it has not entered and during the term of this Agreement will not enter any other agreement inconsistent or in conflict with this Agreement.

5.       MISCELLANEOUS PROVISIONS

         5.1 GOVERNING LAWS. This Agreement shall be interpreted and construed in accordance with the laws of the State of California, USA, without regard to conflict of laws principles.

         5.2 WAIVER. It is agreed that no waiver by a Party hereto of any breach or default of any of the covenants or agreements herein set forth shall be deemed a waiver as to any subsequent and/or similar breach or default.

         5.3 ASSIGNMENT. Neither this Agreement nor any right or obligation hereunder may be assigned or delegated, in whole or part, by a Party without the prior written consent of the


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other Parties; provided that such written consent shall not be required where: (i) either Party assigns this Agreement to any entity that acquires substantially all of the assets to which this Agreement relates, (ii) JTA assigns this Agreement to a Majority-Owned Affiliate of JTI or (iii) ABX assigns this Agreement to an Affiliate. The terms and conditions of this Agreement shall be binding on and inure to the benefit of the permitted successors and assigns of the Parties. Any assignment not in conformance with this Section 5.3 shall be null, void and of no legal effect. For clarification this Agreement shall survive any dissolution of XT.

         5.4 INDEPENDENT CONTRACTORS. The relationship of the Parties is that of independent contractors. The Parties shall not be deemed to be agents, partners or joint venturers of the others for any purpose as a result of this Agreement or the transactions contemplated thereby.

         5.5 COMPLIANCE WITH LAWS. In exercising their rights under this Agreement, the Parties shall fully comply with the requirements of any and all applicable laws, regulations, rules and orders of any governmental body having jurisdiction over the exercise of rights under this Agreement.

         5.6 FURTHER ACTIONS. Each Party agrees to execute, acknowledge and deliver such further instruments and to do all such other acts as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

         5.7 NOTICES. Any notice, request, approval or consent required or permitted to be given between the Parties hereto shall be given in writing, and shall be deemed to have been properly given if delivered in person, transmitted by telecopy (with machine confirmation of transmission and confirmation by personal delivery, first class certified mail or courier), or mailed by first class certified mail to the other Party at the appropriate address set forth below, or to such other address as may be designated in writing by a Party from time to time in accordance with this Agreement.

         JT America Inc.:                   JT America Inc.
                                            375 Park Avenue, Suite #1307
                                            New York, NY 10152
                                            Fax: (212) 319-8993
                                            Attn: President

         With copies to:                    Gilbert, Segall and Young LLP
                                            430 Park Avenue
                                            New York, NY  10022
                                            Fax:  (212) 644-4051
                                            Attn:  Neal N. Beaton, Esq.


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                                            Japan Tobacco Inc.
                                            JT Building
                                            2-1 Toranoman 2-chome
                                            Minato-Ku, Tokyo 105
                                            Japan
                                            Fax: 011-81-3-5-479-0321
                                            Attn:   Vice President,
                                                    Pharmaceutical Division

                                            Akros Pharma Inc.
                                            1400 Fashion Island Blvd.
                                            Suite 910
                                            San Mateo, CA  94404
                                            Fax:  (650) 312-8028
                                            Attn:  President

         Abgenix, Inc. or
         Xenotech L.P.                      Abgenix, Inc.
                                            7601 Dumbarton Circle
                                            Fremont, CA  94555
                                            Fax:  (510) 608-6511
                                            Attn:  President

         With a copy to:                    Cooley Godward LLP
                                            3000 El Camino Real
                                            Five Palo Alto Square
                                            Palo Alto, CA  94306-2155
                                            Fax:  (650) 857-0663
                                            Attn:  Robert L. Jones, Esq.

         5.8 SEVERABILITY. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision and the parties shall discuss in good faith appropriate revised arrangements.

         5.9 FORCE MAJEURE. Nonperformance of any Party shall be excused to the extent that performance is rendered impossible by strike, fire, earthquake, flood, governmental acts or orders or restrictions, failure of suppliers, or any other reason where failure to perform is beyond the reasonable control, and not caused by the negligence, intentional conduct or misconduct of the non-performing Party.

         5.10 NO CONSEQUENTIAL DAMAGES. IN NO EVENT SHALL ANY PARTY HERETO BE LIABLE FOR SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF THIS AGREEMENT OR THE EXERCISE OF ITS RIGHTS HEREUNDER.

         5.11 DISPUTE RESOLUTION; ARBITRATION. The Parties will attempt to resolve any dispute under this Agreement by mutual agreement, and, if required, there shall be a face-to-face meeting between the Chief Executive Officer of ABX and the President of JTA. Any dispute under this Agreement which is not settled after such meeting shall be finally settled by binding arbitration,


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conducted in accordance with the Commercial Arbitration Rules of the American
Arbitration Association by three (3) arbitrators appointed in accordance with said rules. The arbitration proceedings and all pleadings and written evidence shall be in the English language. Any written evidence originally in a language other than English shall be submitted in English translation accompanied by the original or a true copy thereof. The costs of the arbitration, including administrative and arbitrators' fees, shall be shared equally by the parties to the arbitration. Each Party shall bear its own costs and attorneys' and witness' fees; PROVIDED THAT the prevailing party in any arbitration, as determined by the arbitration panel, shall be entitled to an award against the other party in the amount of the prevailing party's costs and reasonable attorneys' fees. A disputed performance or suspended performances pending the resolution of the arbitration must be completed within thirty (30) days following the final decision of the arbitrators. Any arbitration subject to this Section 5.11 shall be completed within six (6) months from the filing of notice of a request for such arbitration.

         5.12 COMPLETE AGREEMENT. It is understood and agreed between ABX and JTA that this Agreement, the Amended and Restated Field License and the Expanded Field License, as amended on June 28, 1996 and on the Effective Date, constitute the entire agreement, both written and oral, between the Parties with respect to the subject matter hereof, and supersede and cancel all prior agreements respecting the subject matter hereof, either written or oral, expressed or implied. No amendment or change hereof or addition hereto shall be effective or binding on either of the Parties unless reduced to writing and executed by the respective duly authorized representatives of ABX and JTA.

         5.13 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed to be an original and both together shall be deemed to be one and the same agreement.

         5.14 HEADINGS. The captions to the several Articles and Sections hereof are not a part of this Agreement, but are included merely for convenience of reference only and shall not affect its meaning or interpretation.


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         IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective duly authorized officers as of the day and year first above written.


         ABGENIX, INC.                                XENOTECH, INC. AS GENERAL
                                                      PARTNER OF XENOTECH, L.P.

         By: /s/ R. Scott Greer                       By: /s/ Raymond M. Withy
            -------------------------------------        -----------------------
            R. Scott Greer                               Raymond M. Withy
            President and Chief Executive Officer        Chairman

         JT AMERICA INC.

         By: /s/ Shuji Kondo
            -------------------------------------
            Shuji Kondo
            President


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